Exhibit (g)(iv) under Form N-1A
                                              Exhibit 10 under Item 601/Reg SK

                                  APPENDIX A

      I, C. Grant Anderson, Assistant Secretary of RIGGS FUNDS, a
Massachusetts business trust (the "Fund"), do hereby certify that:

The following persons have been duly authorized in conformity with the Fund's Declaration of Trust and By-Laws to execute any Certificate, instruction, notice or other instrument on behalf of the Fund, and the signatures set forth opposite their respective names are their true and correct signature:

NAME                    POSITION                      SIGNATURE
------------------------------------------------------------------------

Owen B. Burman       Director, Equity Research   /S/ OWEN B. BURMAN
                                                 ----------------------

Sean C. Fallon       Director, Performance and   /S/ SEAN FALLON
                                                 ----------------------
                     Fixed Income Research

E. Shepard Farrar    Assistant Director, Client Services/S/ E. SHEPARD FARRAR
                                                        ----------------------

Ranier D. Flores     Assistant Director, Operations/S/ RANIER D. FLORES
                                                   ---------------------

Joseph Konrad        Director, Operations and    /S/ JOSEPH E. KONRAD
                                                 ----------------------
                     Technology

Christine J. Kyle    Assistant Director, Equity Trading/S/ CHRISTINE J. KYLE
                                                       -----------------------

Ronald A. Marsilia   President and COO           /S/ RONALD A. MARSILIA
                                                 -----------------------

Kathleen B. Neumann  Director, Client Services   /S/ KATHLEEN B. NEUMANN
                                                 -----------------------

Nathan Reischer      Director of Fixed Income and/S/ NATHAN REISCHER
                                                 ----------------------
                     Chief Fixed Income Strategist

Michael Sahakian     Assistant Director, Client Services/S/ MICHAEL SAHAKIAN
                                                        ----------------------

Philip D. Tasho      Chairman, CEO and CIO       /S/ PHILIP D. TASHO
                                                 ----------------------

J. Christopher Donahue                           Executive Vice President
/S/ J. CHRISTOPHER DONAHUE
-------------------------------------------------

Edward C. Gonzales   President and Treasurer     /S/ EDWARD C. GONZALES
                                                 -----------------------

John W. McGonigle    Executive Vice President and/S/ JOHN W. MCGONIGLE
                                                 ----------------------
                     Secretary

C. Grant Anderson    Assistant Secretary         /S/ C. GRANT ANDERSON
                                                 ----------------------